REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of _____________, 2002 between Floor Decor, Inc., a Delaware corporation (the "Company"), and ____________________________. (the "Investor").

     WHEREAS, in connection with the execution and delivery hereof, the Company has sold shares of Common Stock to the Investor pursuant to a Subscription Agreement (the "Subscription Agreement"); and

     WHEREAS, it is in the best interests of the Company and the Investor that the Investor consummate the transactions contemplated by the Agreement; and

     WHEREAS, it is a condition precedent to the Subscription Agreement that the parties hereto enter into this Agreement.

     NOW, THEREFORE, the parties agree as follows:

Section 1.        Definitions.  For purposes of this Agreement:

(1) "Affiliate" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

(2) "Common Stock" means the Shares of Common Stock sold by the Company to the Investor pursuant to the Subscription Agreement. (The words common stock in lower case refers to common stock of the Company, generally).

(3) "Holder" means a holder of Registrable Securities.

(4) "Investors" means the Investor and all other investors who purchased common stock from the Company pursuant to an agreement similar to the Subscription Agreement.

(5) "1933 Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

(6) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

(7) "Person" means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, governmental entity, or any other entity.

(8) "Register", "registered" and "registration" mean a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement by the Securities and Exchange Commission.

(9) "Registrable Securities" means (i) the Common Stock, (ii) any equity securities issued in respect of the securities referred to in clause (i) above in any merger, consolidation, reorganization or other similar transaction, and
(iii) any Registrable Securities issued in respect of the securities referred to in clauses (i) or (ii) above as a result of a stock split, stock dividend, recapitalization or combination; provided, however, that Registrable Securities shall cease to be Registrable Securities when and to the extent that such Registrable Securities (w) have been sold pursuant to an effective registration statement under the 1933 Act; (x) have become eligible for resale pursuant to Rule 144(k) of the 1933 Act (or any similar provision then in force) or another provision of Rule 144 of the 1933 Act pursuant to which all of such Holder's Registrable Securities are eligible for resale in one transaction; (y) have ceased to be outstanding; or (z) have been sold by a Person in a transaction in which the rights hereunder may not be assigned or were not assigned in accordance herewith.

(10) "Subscription Agreement" means the Subscription Agreement entered into as of even date between the Company and the Investor.

     Additional defined terms are found in the body of the following text.

     The masculine form of words includes the feminine and the neuter and vice versa, and, unless the context otherwise requires, the singular form of words includes the plural and vice versa. The words "herein," "hereof," "hereunder," and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular section or subsection.

Section 2. Registration Rights. Subject to the provisions below, the Company agrees to commence registration by filing a registration statement with the Securities and Exchange Commission containing the Registrable Securities promptly upon completion of its offering pursuant to the Subscription Agreements, but in no event later than January 30, 2002. Notwithstanding the foregoing, the Company shall not be required to effect any registration pursuant to this ss. 2 during any of the following periods of time: (1) within 180 days after the effective date of any other registration effected pursuant to this ss. 2, (2) within 30 days of the date hereof, or (3) during the pendency of any Demand Blackout Period or Shelf Blackout Period (each as hereinafter defined).

Whenever the Company shall be required to file a registration statement pursuant to this section, the Company shall, use its best efforts to, as expeditiously as practical:

(1) Promptly prepare and file with the SEC a registration statement with respect to such Registrable Securities on a form selected by the Company and use its best efforts to cause such registration statement to become effective under the 1933 Act and to keep such registration statement effective: (a) if it is not a Shelf Registration, for up to 90 days, and (b) if it is a Shelf Registration, until there ceases to be any Registrable Securities registered pursuant to such Shelf Registration.

(2) Promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of applicable law with respect to the disposition of all securities covered by such registration statement.

(3) Furnish to the Investors of the securities subject to the registration such reasonable numbers of copies of a prospectus, including a preliminary prospectus, if necessary, in conformity with the requirements of applicable law, and such other documents as each such Investor may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Investors.

(4) To register and qualify the securities covered by such registration statement under appropriate state blue sky laws in any U.S. jurisdictions in which such registration and qualification is reasonably requested by any selling Investor; provided that the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such jurisdictions.

(5) Promptly notify the Investors: (i) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the registration statement or related prospectus, or any written request by the SEC for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement, or the initiation of any proceedings by any Person for that purpose; and
         (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or overt threat of any proceeding for such purpose.

(6) Notify the Investors, at any time when a prospectus relating thereto is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Investor promptly prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(7) If any such registration statement refers to any Investor by name or otherwise as the Holder of any securities of the Company, and if such Investor reasonably believes it is or may be deemed to be a control person in relation to, or an affiliate of, the Company, permit such Investor the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Investor, to the effect that the holding by such Investor is not be construed as a recommendation by such Investor of the investment quality of the Company's securities covered thereby, and that such holding does not imply that such Investor will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Investor by name or otherwise is not, in the opinion of both counsel to the Company and such Investor, required by the 1933 Act or any similar federal statute then in force, the deletion of the reference to such Investor.

(8) use best efforts to cause the transfer agent to remove restrictive legends on certificates representing the securities covered by such registration statement, as appropriate.

(9) Use best efforts to have the securities covered by such registration statement listed on the same quotation system or market as the Common Stock.

Section 3.        Blackout Periods for Holders.

(1) If the Company determines in good faith that the registration and distribution of Registrable Securities (or the filing or use of a registration statement or related prospectus) would interfere with any pending material financing, acquisition, corporate reorganization or any other material corporate development involving the Company (or would require premature disclosure thereof), and promptly gives the affected Investors written notice of such determination, the Company shall be entitled to postpone the filing or the effectiveness of the registration statement otherwise required to be prepared and filed by the Company pursuant to ss. 2 hereof for a reasonable period of time, but not to exceed 180 days (a "Demand Blackout Period"). The Company shall promptly notify each affected Investor of the expiration or earlier termination of any Demand Blackout Period, and upon such expiration or termination, the Company shall immediately continue its best efforts to file the registration statement and/or have it declared effective pursuant to ss. 2.

(2) Following the effectiveness of a Shelf Registration, if the Company determines in good faith that the registration and distribution of Registrable Securities (or the use of a registration statement or related prospectus) would interfere with any pending material financing, acquisition, corporate reorganization or any other material corporate development involving the Company (or would require premature disclosure thereof), the Company may at any time and from time to time give the affected Investors written notice of such determination and upon receipt of such notice, the Investors shall be prohibited from reselling any Registrable Securities for a period of up to 180 days (a "Shelf Blackout Period") unless the Company notifies an Investor of the earlier termination of any Shelf Blackout Period.

Section 4.        Obligations of the Investors.

(1) It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of any Investor in a registration statement pursuant to ss. 2 above that the selling Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities held by such Investor. Any such information, or any comments on any such information included in a draft of a registration statement provided to an Investor for its comment, shall be provided to the Company within any reasonable time period requested by the Company.

(2) Each Investor shall notify the Company, at any time when a prospectus is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in the applicable registration statement, as then in effect, in each case only with respect to information provided by such selling Investor, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Such Investor shall immediately upon the happening of any such event cease using such prospectus. Any other Investor shall cease using such prospectus immediately upon receipt of notice from the Company to that effect. If so requested by the Company, each Investor promptly shall return to the Company any copies of any prospectus in its possession (other than permanent file copies) that contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(3) In consideration for the Company agreeing to its obligations under this Agreement, each Investor agrees in connection with any registration of the Company's securities (whether or not such Investor is participating in such registration) upon the request of the Company and the lead manager of any underwritten offering of the Company's securities, not to sell, offer to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities (other than those included in the registration and other than privately negotiated transactions) without the prior written consent of the Company or such underwriter, as the case may be, as the Company and the underwriter may specify, so long as the Investor and all other Investors, as well as the officers and directors of the Company are bound by a comparable obligation; provided, however, that nothing herein shall prevent any Investor that is a partnership, limited liability company or corporation from making a distribution of Registrable Securities to the partners, members or shareholders thereof that is otherwise in compliance with applicable securities laws and in accordance with the terms of the Security holders Agreement, so long as all such distributees agree to be so bound.

(4) The Investor agrees to comply with all of the requirements of the 1933 Act and the 1934 Act in connection with the Investor's sale of such Registrable Securities.

Section 5. Expenses of Registration. The Company shall bear and pay all customary and reasonable expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant to ss. 2 above, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company but excluding underwriting discounts and commissions relating to the Registrable Securities. The Investor shall bear the fees and disbursements of its own counsel as well as any underwriting discounts or commissions incurred in the sale of such Registrable Securities.

Section 6.        Underwriting Requirements.

(1) In connection with any underwritten offering of Registrable Securities, the Company shall not be required under ss. 2 above to register any of such Registrable Securities in connection with such underwritten offering unless the investor owning such Registrable Securities accepts the underwriters selected by the Company (which underwriter shall be of a regional or nationally recognized stature) and then only in such quantity as the lead managing underwriter determines, in its sole discretion, will not jeopardize the success of such offering by the Company; provided, however, if as a result of any such reduction, the number of Registrable Securities demanded pursuant to ss. 2 to be included by an investor participating in such offering is reduced by 25% or more, then notwithstanding anything to the contrary contained in this Agreement, a registration will not be deemed to have been effected for purposes of ss. 2 hereof for such investor.

(2) To the extent that the lead managing underwriter will not permit the registration of all of the Registrable Securities sought to be registered:

     (1) with respect to a registration pursuant to ss. 2, on a Pro Rata basis among all Holders of Registrable Securities with registration rights pursuant to ss. 2 or any similar obligation of the Company.

(3) Nothing contained in this Agreement shall require any investor to execute and deliver any underwriting agreement containing selling stockholder indemnification or contribution provisions more onerous than those customarily contained in underwriting agreements executed and delivered by selling stockholders in connection with substantially similar offerings.

Section 7. Limitations on Subsequent Registration Rights. From and after the date these registration rights are granted, if the Company shall enter into any agreement with any holder or prospective holder to include securities in any registration filed by the Company with rights more advantageous than the rights provided to Investors hereunder, the provisions of this Agreement shall automatically be amended to reflect such more advantageous rights .

Section 8. Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement under ss.2 above:

(1) To the extent permitted by law, the Company will indemnify and hold harmless each Investor and each Person, if any, who controls such Investor within the meaning of the 1933 Act and the 1934 Act, and their respective directors, officers, partners, employees and affiliates, against any losses, claims, damages, liabilities (joint or several) or actions to which they may become subject insofar as such losses, claims, damages or liabilities or actions in respect thereof, arise out of or are based upon (collectively, a "Violation")
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will pay to each indemnified person any reasonable out-of-pocket expenses, including, without limitation, attorneys' fees and expenses incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section shall not apply to (1) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), (2) any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished by an Investor expressly for use in connection with such registration, or (3) any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if an underwriter or such Investor was under an obligation to deliver such final prospectus and failed to do so. In connection with any underwritten offering of an Investor's Registrable Securities, the Company shall enter into an underwriting agreement with the underwriters and the selling Investor(s) in customary form and providing for the Company to indemnify the underwriters. If such underwriting agreement contains provisions whereby the Company indemnifies the selling Investor(s), such provisions shall supersede the provisions of this Section.

(2) To the extent permitted by law, each selling Investor, severally and not jointly with any other selling Investor, will indemnify and hold harmless the Company, each of its directors and officers who has signed the registration statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or actions to which any of the foregoing Persons may become subject, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by the Investor expressly for use in any such registration statement or prospectus (the "Investor Information"), and such Investor will pay any reasonable out-of pocket expenses, including, without limitation, attorneys' fees and expenses, incurred by any indemnified person pursuant to this Section in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (1) the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld or delayed) and (2) the obligation of any Investor shall be limited to such Investor's net proceeds received from any offering pursuant to the applicable registration statement or prospectus. In connection with any underwritten offering of an Investor's Registrable Securities, all selling Investors shall enter into an underwriting agreement with the underwriters and the Company in customary form and providing for the selling Investors to indemnify the underwriters with respect to the Investor Information upon similar terms, conditions and limitations as set forth in this Section. If such underwriting agreement contains provisions whereby the selling Investors' indemnify the Company, such provisions shall supersede the provisions of this Section, provided that such provisions are not more onerous on the Investors than as set forth in this Section.

(3) Promptly after receipt by an indemnified person under this Section of notice of the commencement of any action (including any governmental action), such indemnified person will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an indemnified person (together with all other indemnified persons that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified person by the counsel retained by the indemnifying party would be inappropriate (in the reasonable opinion of counsel to the indemnifying party) due to actual or potential differing interests between such indemnified person and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified person under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified person otherwise than under this Section.

(4) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Investors, the Company, the Investor, in the event and to the extent the Investor included Registrable Securities in such registration statement, and the Investors will contribute to the total losses, claims, damages, liabilities or actions to which the Company, the Investor or the Investors may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Investor and such Investors. The relative benefits received by the Company, the Investor and the Investors shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Investor, and the Investors. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, the Investor and the Investor(s) with respect to the statements or omissions which resulted in such loss, claim, damages, liability or actions in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Investor or the Investor(s), the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Investor and the Investors agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. If any underwriting agreement is entered into in connection with an underwritten offering of an Investor's Registrable Securities, any applicable contribution provisions of such agreement shall supersede the provisions of this Section. Any of the foregoing notwithstanding, the obligations of an Investor under this Section shall be limited to such Investor's net proceeds received from any offering pursuant to the applicable registration statement or prospectus.

(5) The obligations of the Company, the Investor and the Investors under this section shall survive the completion of any offering of Registrable Securities under a registration statement pursuant to ss. 2.

Section 9.        Miscellaneous.

(1) Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, personal representatives, successors and permitted assigns, except that neither the Company nor the Investor may assign any of its obligations hereunder without the consent of the Investors owning a majority of the Registrable Securities owned by all Investors in the aggregate. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder. Any Investor transferring Registrable Securities (or securities of the Company convertible into, or exercisable for, Registrable Securities) in accordance with the provisions of the Security holders Agreement (other than in a sale, disposition or other transfer into the public securities market) may assign to the transferee such Investor's rights and obligations hereunder if such transferee becomes a party to this Agreement by executing a Joinder Agreement acceptable to the Company. Nothing contained herein shall be construed as permitting any transfer of any securities of the Company in violation of any applicable law, the Security holders Agreement or other applicable agreement.

(2) Governing Law; Jurisdiction. This agreement shall be construed, and the rights and obligations of the parties hereunder determined, in accordance with and governed by the internal laws of the State of Florida without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Florida to the rights and duties of the parties. Each of the parties hereto hereby agrees that any suit, action or proceeding for the enforcement of this agreement shall be brought only in the state courts of, or federal courts sitting in, the City of Ft. Lauderdale, State of Florida. Each party hereto irrevocably consents to the jurisdiction of such courts and to service of process in any such suit, action or proceeding being made upon such party by registered or certified mail at the address specified herein. Each party hereto hereby waives any objection it may now or hereafter have to the venue of any such suit, action or proceeding or any such court or that such action or proceeding is brought in an inconvenient court.

(3) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

(4) Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(5) Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective (i) upon personal or facsimile delivery (with confirmation) to the party to be notified, or (ii) one (1) business day after deposit with an internationally recognized overnight courier service, delivery, properly addressed and fees prepaid, or (iii) five (5) days after mailing by registered mail return receipt requested, and in each case, properly addressed to the party to be notified at the addresses for such Subscriber set forth in any Subscription Agreement or in Company's records or to the Company at: 6001 Powerline Road, Ft. Lauderdale, Florida 33309, or at such other addresses for Subscriber or the Company, as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt.

(6) Amendments and Waivers. Except as herein provided, this Agreement, including the provisions of this sentence, may be modified or amended only by a writing signed by the Company, the Investor and the Investors owning a majority of the Registrable Securities owned by all Investors at such time. Compliance with any terms of this Agreement may be waived only by a written instrument signed by the party waiving compliance.

(7) Further Assurances. Each party hereto shall execute and deliver such additional documents and take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

(8) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(9) Entire Agreement. This Agreement and the agreements to be executed in connection therewith on the date hereof express the entire understanding of the parties and supersede all prior and contemporaneous agreements and undertakings of the parties with respect to the subject matter of this Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                            CORPORATION:

                            FLOOR DECOR, INC.

                            By:
                                 -----------------------------------------------
                                     A.J. Nassar, Chairman

                            INVESTOR:

                            By:
                                 -----------------------------------------------